EXHIBIT 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Acting Chief Executive Officer of SAVVIS, Inc. (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a) the Annual Report on Form 10-K for the annual period ended December 31, 2005, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2006	By:	/s/ John M. Finlayson
John M. Finlayson
Acting Chief Executive Officer, President, and Chief Operating Officer

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